UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2019

Malvern Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-54385	45-5307782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 East Lancaster Avenue, Paoli, Pennsylvania	19301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 644-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MLVF	NASDAQ

Item 2.02	Results of Operations and Financial Condition

On May 1, 2019, Malvern Bancorp, Inc. (the “Company”), the holding company for Malvern Bank, National Association (the “Bank”), reported its results of operations for the second fiscal quarter ended March 31, 2019.

For additional information, reference is made to the Company’s press release dated May 1, 2019, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto as Exhibit 99.1 is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.

Item 5.02(d)	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

James W. Barrett, who was appointed to the board of directors of the Company on April 1, 2019, has been appointed to the Bank and the Audit Committee effective April 30, 2019.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The following exhibit is included herewith.

Exhibit Number	Description

99.1 (furnished, not filed)	Press release dated May 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MALVERN BANCORP, INC.

Date: May 3, 2019	By:	/s/ Joseph D. Gangemi
Joseph D. Gangemi
Senior Vice President and Chief Financial Officer